Exhibit Ref. 23.1
Form SB-2, Amendment No. 3
Mountain Oil, Inc.
SEC File No. 333-37842

                         CONSENT OF
           INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

      We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated February 2, 2000, relating to the financial statements of Mountain Oil, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                   /s/ TANNER + CO.

Salt Lake City, Utah
January 16, 2001

                            E-1
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